Exhibit 99.2

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CARVE-OUT FINANCIAL STATEMENTS

31 DECEMBER 2010

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CONTENTS

31 DECEMBER 2010

PAGE
AUDITOR’S REPORT	1
CARVE-OUT PROFIT AND LOSS ACCOUNT	2
CARVE-OUT BALANCE SHEET	3
CARVE-OUT CASH FLOW STATEMENT	4
NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS	5 - 15

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of Arval UK Group Limited

We have audited the accompanying special purpose financial statements comprising the carve-out balance sheet of the Card Business Line of Arval UK Group Limited (the Company) as of December 31, 2010 and the related carve-out statements of income and cash flows for the year then ended (together the “Business Line financial statements”). These Business Line financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these Business Line financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1, the accompanying special purpose financial statements comprising the carve-out balance sheet together with the related statements of income and cash flows of the Card Business Line have been prepared from the separate records maintained by the Company and its related entities. Portions of certain income and expenses represent allocations made from Arval UK Group Limited and its affiliates to the Card Business Line. The Business Line financial statements do not seek to represent the financial position or the results of operations of the Card Business Line as a separate statutory entity.

In our opinion, the Business Line financial statements referred to above present fairly, in all material respects, the carve-out financial position of the Card Business Line of the Company as of December 31, 2010, and the results of its carve-out operations and its cash flows for the year then ended in conformity with United Kingdom Accounting Standards.

/s/ Mazars LLP	Date: 26 January 2012

Chartered Accountants and Statutory Auditor
45 Church Street, Birmingham, B3 2RT

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CARVE-OUT PROFIT AND LOSS ACCOUNT

YEAR ENDED 31 DECEMBER 2010

	Note	2010 £’000
Turnover	3	2,574,091
External charges		(2,528,421)

GROSS PROFIT		45,670
Personnel costs	4	(8,791)
General expenses		(14,354)
Depreciation	7	(76)

OPERATING PROFIT		22,449
Interest payable and similar charges	5	(650)

PROFIT BEFORE TAXATION		21,799
Taxation on profit	6	(6,104)

PROFIT FOR THE FINANCIAL YEAR	10	15,695

The accompanying notes are an integral part of the carve-out financial statements.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CARVE-OUT BALANCE SHEET

31 DECEMBER 2010

		31 December		1 January
	Note	2010		2010
		£’000	£’000	£’000	£’000
FIXED ASSETS
Tangible fixed assets	7		3,452		361

			3,452		361
CURRENT ASSETS
Debtors: amounts falling due within one year	8	124,548		107,880
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR	9	(112,305)		(108,241)

NET CURRENT ASSETS			12,243		(361)

TOTAL ASSETS LESS CURRENT LIABILITIES			15,695		—

NET ASSETS			15,695		—

DIVISIONAL EQUITY	10		15,695		—

The accompanying notes are an integral part of the carve-out financial statements.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CARVE-OUT CASH FLOW STATEMENT

31 DECEMBER 2010

	Notes	2010
		£’000	£’000
Net cash inflow from operating activities	11		24,294
Returns on investments and servicing of finance
Interest paid		(650)

Net cash outflow for returns on investments and servicing of finance			(650)
Taxation			(3,052)
Capital expenditure and financial investment
Purchase of tangible fixed assets		(3,167)

Net cash outflow for capital expenditure and financial investment			(3,167)

Net cash inflow before financing			17,425

Increase in cash equivalents in the year	11		17,425

The accompanying notes are an integral part of the carve-out financial statements.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

YEAR ENDED 31 DECEMBER 2010

1	BACKGROUND AND BASIS OF PREPARATION

Background

Arval UK Group Limited is an intermediate holding company of a group whose activities are vehicle leasing and card payment services.

The card payment services activities (henceforth called “AllStar” and “the Business”) were carried out through two subsidiaries: Arval UK Limited, which held the majority of the Business as well as vehicle leasing business activities, and Allstar Business Solutions Limited, which held the residual part of the Business only.

On 1 September 2011 the Business held within Arval UK Limited was sold to Allstar Business Solutions Limited at market value determined by the directors. The purpose of this transaction was to consolidate the Business in one subsidiary, which would then operate autonomously with its own senior management team and support structures.

These carve-out financial statements of the Business have been prepared on the basis that the Business commenced trading on 1 January 2010 and that the trade and assets were acquired by the Business at net book value on that date, financed by an equivalent intercompany loan account of £23,653,000.

All material assets and liabilities of the Business have been presented in the balance sheet, and all material revenues and expenses specifically identified with the Business and allocations of corporate expenses have been presented in the profit and loss account.

Carve-Out Financial Statements

The accompanying carve-out financial statements have been prepared from the historical accounting records of the card payment services activities and present the assets and the liabilities assumed to be acquired by Allstar as of 1 January 2010, and the direct revenues and expenses attributable to the card payment services business for the year, including allocations of certain common expenses based upon selected criteria. Financial statements were not previously prepared for the Business as it had no separate legal status. Furthermore, there was no general ledger for the Business on a stand-alone basis. Cash management functions were part of the Arval UK Group and were not performed within the business line.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

1	BASIS OF PREPARATION (CONTINUED)

Turnover and external charges

The consolidated statutory financial statements of Arval UK Group Limited are presented showing turnover and external charges.

For internal management reporting purposes, turnover and external charges are combined into revenue. Arval manages revenue using profit centres for individual products within each line of business. These profit centres capture all turnover and external charges, and enable the reporting of revenue for the Business.

Turnover and external charges in these carve-out financial statements represent the revenue reported by profit centres that have been assigned to the AllStar line of business by Arval management. In addition, retrospective adjustments have been made to external charges with effect from 1 January 2010 to reflect the impact of commercial agreements that have been put in place from 13 December 2011 between Allstar Business Solutions Limited and Arval UK Limited.

Personnel costs and general expenses

Prior to 1 September 2011, certain costs within the Arval UK Group of companies could be clearly allocated to the Business. However, other costs related to shared activities or functions and suitable cost allocation methods were therefore developed and applied to arrive at the costs in the profit and loss accounts of each business line.

Operating expenses in the carve-out financial statements have been arrived at by taking both the directly attributable costs of AllStar together with the appropriate apportionment of shared costs using Arval’s standard cost allocation methodology.

Since 1 September 2011 AllStar has established its own organisation structure, committed to transitional service agreements with Arval UK covering IT and facilities and committed to an underlease for part of the premises shared with Arval UK. Management have made appropriate checks to ensure that the costs presented in these carve-out financial statements fairly represent the likely future costs of AllStar having regard to the new organisation structure, the transitional service agreements and the underlease, but acknowledge that the decisions by new management could result in significant changes to the operating costs shown in these carve-out financial statements.

Interest payable

Interest payable has been calculated on a daily basis on the estimated intercompany loan account balance using an average 3 month LIBOR interest rate for the year plus a margin of 300 basis points.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

1	BASIS OF PREPARATION (CONTINUED)

Fixed assets

Fixed assets used exclusively by AllStar at 1 January 2010 were assumed to be acquired by the business at their net book value. Subsequent acquisitions of assets used by the business have been recorded at cost. The net book value of these assets at 31 December 2010 have been included within these carve-out financial statements on the balance sheet.

Trade debtors

AllStar trade debtors have been established by identifying outstanding trade receivable balances relating to AllStar transactions and are stated net of provisions for bad debts.

Trade creditors

AllStar trade creditors have been established by identifying outstanding trade payable balances relating to AllStar transactions.

Prepayments and accrued income

At each reporting date, un-invoiced turnover earned during the reporting period is accrued.

Prepaid general expenses in the consolidated Arval UK Group Limited financial statements have been allocated to AllStar using Arval’s cost allocation methodology where appropriate.

Accrued expenditure

At each reporting date, expenditure incurred that has not yet been invoiced is accrued.

General expense accruals in the consolidated Arval UK Group Limited financial statements have been allocated to AllStar using Arval’s cost allocation methodology where appropriate.

Other taxes and social security costs

The VAT recoverable debtor in the Arval UK Group Limited consolidated financial statements at 31 December 2010 has been allocated to AllStar where the input and output VAT transaction originates from an AllStar customer or supplier. Where it has not been possible to allocate VAT transactions specifically to a line of business, these balances have, in management’s opinion, been suitably allocated using appropriate methods. Allstar Business Solutions Limited is registered for VAT as a member of the Arval UK Limited group VAT registration.

The Arval UK Group Limited consolidated liability to HMRC in relation to payroll taxation is allocated to AllStar on a basis consistent with payroll costs.

Other creditors

As part of its credit control procedures, AllStar holds security deposits from customers to reduce its financial exposure to customers defaulting on their debts. These security deposits are held in a separately identifiable receivables ledger, and the balance of security deposits held by Arval UK Limited has been allocated to AllStar where the deposit relates to an AllStar customer.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

1	BASIS OF PREPARATION (CONTINUED)

Corporation tax

Until 1 September 2011, the AllStar business was undertaken through two legal entities, and so its Corporation Tax position was dealt with in the Corporation Tax Returns of AllStar Business Solutions Limited and Arval UK Limited. These carve-out financial statements take no account of potential prior year tax impacts.

Provision has been made for UK Corporation Tax at the prevailing tax rate and it has been assumed that 50% of the calculated tax liability for AllStar based on the 2010 carve-out profit and loss account has been paid prior to 31 December 2010 in line with the standard tax practises that AllStar Business Solutions Limited and Arval UK Limited adhere to.

Cash equivalents – intercompany funding

The opening net assets of the Business have been assumed to have been acquired at book value. The assumed consideration equal to the net assets of the Business at 1 January 2010 is shown as a cash equivalent intercompany loan account, with the counterpart being the Arval UK group.

Cash equivalents generated during the year is shown as a movement on the intercompany loan account.

2	ACCOUNTING POLICIES

The carve-out financial statements have been prepared in accordance with applicable United Kingdom accounting standards (“UKGAAP”).

US GAAP to UK GAAP reconciliation

The management of Allstar Business Solutions Limited, Arval UK Group Limited and Arval UK Limited have prepared the carve-out financial statements of Allstar Business Solutions Limited under UK GAAP.

The management have assessed whether the carve-out financial statements would be materially different if prepared under US GAAP. The management have concluded that these carve-out financial statements would not be materially different if prepared under US GAAP with the exception of the presentation of revenues which would be presented on a net basis under the principles applied by the acquirer Fleetcor Technologies Inc.

Accounting convention

The carve-out financial statements are prepared under the historical cost convention. Since these carve-out financial statements have been prepared on the basis that the business commenced trading on 1 January 2010 and the trade and assets were acquired at net book value on that date, FRS6 has not been applied and no estimation of the fair values of the acquired assets has been made.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

2	ACCOUNTING POLICIES (CONTINUED)

Deferred taxation

Deferred tax is provided in respect of the tax effect of all material timing differences that have originated but not reversed at the balance sheet date.

A deferred tax asset is regarded as recoverable and therefore recognised only when, on the basis of all available evidence, it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on a non discounted basis at the average tax rates that are expected to apply in the periods in which the timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

Foreign exchange

Transactions denominated in foreign currencies are translated into sterling at the rates ruling at the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are recognised in the profit and loss account.

The financial statements of overseas branches are translated into sterling using the average rate for the profit and loss account and the closing rate for the balance sheet. Differences arising from the translation of the results of overseas branches are recognised in the carve-out profit and loss account.

Revenue recognition

Turnover is derived from the provision of card payment services, predominantly under the market leading brand of AllStar.

Turnover represents the value of purchases made by cardholders, and charges to card holders for card payment and other services. Turnover is recognised when the product or service is provided to the customer and all material conditions relating to the sale have been substantially performed.

Depreciation of internally developed computer software

Internal software development costs on specific projects are capitalised where the technical, commercial and financial viability of the project can be assessed with reasonable certainty. Once software is made operational, costs are depreciated in equal annual instalments over the useful life of the project, typically 3 to 8 years. Impairment reviews are conducted where there are indicators of impairment, and the affected assets are written down to their estimated recoverable amount. All other development costs are written off in the year the expenditure is incurred.

Depreciation of fixed assets

Depreciation is provided on fixed assets used by the Business so that the assets are written down to estimated residual values on a straight-line basis over the estimate of their useful lives. The depreciation rates per annum are as follows:

Computer hardware, furniture, fittings and office equipment	10% to 40%

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

2	ACCOUNTING POLICIES (CONTINUED)

Use of estimates

The preparation of the carve-out financial statements in conformity with UKGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent gains and liabilities at the date of the carve-out financial statements and the reported amounts of revenues and expenses during the reporting period. Management reviews estimates on an ongoing basis using currently available information. The assumptions to calculate present obligations take into account the contractual and commercial positions of the business.

Changes in facts or actual circumstances may result in actual financial consequences being different from management’s estimates.

Pensions

The Business does not directly employ personnel. These carve-out financial statements include an allocation of costs associated with pension schemes (Defined Contribution and Defined benefit) to which those personnel belong.

3	TURNOVER

Turnover, which excludes value added tax, arises from the principal activity of the Business, being the provision of card payment services. All sales are made in the United Kingdom and the Republic of Ireland. Turnover generated in the Republic of Ireland for the year to 31 December 2010 amounted to £4.4million.

4	PERSONNEL COSTS

The average number of persons, including directors, engaged in the activities of the Business during the year was as follows:

2010
Number
Sales	43
Operations, administration and other	217

260

The aggregate personnel costs of these persons were as follows:

2010
£’000
Wages and salaries	7,696
Social security costs	679
Pension costs	416

8,791

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

5	INTEREST PAYABLE AND SIMILAR CHARGES

2010
£’000
Amounts payable to group undertakings	650

650

6	TAXATION ON PROFIT

The tax assessed for the year is in line with the standard rate of Corporation tax in the UK (28 per cent).

2010
£’000
Profit before taxation	21,799

Taxation on profit	6,104

There are no material un-provided amounts of deferred taxation.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

7	TANGIBLE FIXED ASSETS

Group	Computer hardware	Fixtures, fittings and office equipment	Internally developed computer software	Total
	£’000	£’000	£’000	£’000
Cost
Transferred from Group companies	—	123	276	399
Additions	291	76	2,800	3,167

At 31 December 2010	291	199	3,076	3,566

Depreciation
Transferred from Group companies	—	38	—	38
Charge for the year	60	16	—	76

At 31 December 2010	60	54	—	114

Net Book Value
At 31 December 2010	231	145	3,076	3,452

Internally developed computer software is under construction.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

8	DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	31 December	1 January
	2010	2010
	£’000	£’000
Trade debtors	88,758	75,717
Prepayments and accrued income	33,636	29,562
Other taxes and social security costs	2,154	2,601

	124,548	107,880

9	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	31 December	1 January
	2010	2010
	£’000	£’000
Trade creditors	80,433	64,174
Other taxes and social security costs	235	221
Other creditors	7,121	6,995
Accrued expenditure	15,236	13,198
Corporation tax	3,052	—
Cash equivalents - intercompany loan account	6,228	23,653

	112,305	108,241

The opening net assets of the Business have been assumed to have been on acquired 1 January 2010 at book value. The assumed consideration equal to the net assets of the Business at 1 January 2010 is shown as a cash equivalent intercompany loan creditor of £23,653,000, with the counterpart being the Arval UK group.

10	DIVISIONAL EQUITY

2010
£’000
Opening divisional equity at 1 January 2010	—
Profit for the financial year	15,695

Closing divisional equity at 31 December 2011	15,695

Divisional equity at 1 January 2010 is assumed to comprise net assets of £23,653,000, funded by an intercompany loan account of £23,653,000.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

11	CASH FLOW STATEMENT

a) Reconciliation of operating profit to operating cash flows

2010
£’000
Operating profit	22,449
Depreciation charges	76
Increase in debtors	(16,668)
Increase in creditors	18,437

Net cash inflow from operating activities	24,294

b) Analysis of net debt

	At 1 January 2010	Cash flow	At 31 December 2010
	£’000	£’000	£’000
Cash at bank and in hand	—	—	—
Intercompany loan account classified as a cash equivalent	(23,653)	17,425	(6,228)

Net cash and cash equivalents	(23,653)	17,425	(6,228)

12	PENSIONS

Defined contribution scheme

Arval UK Group Limited operates a defined contribution pension scheme for the majority of employees within the company.

Contributions made into this scheme are paid by the Company at rates specified in the rules of the scheme. The assets are held separately from those of the Company, in an independently administered fund.

The defined contribution scheme employer pension contributions allocated to AllStar amounted to £259,000 and these contributions have been recognised within personnel expenses within the profit and loss account of these carve-out financial statements.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED 31 DECEMBER 2010

12	PENSIONS (CONTINUED)

Defined benefit scheme

Arval UK Group Limited operates a pension scheme, the ‘Arval UK Employee Benefits Plan’, providing benefits based on final pensionable pay for a limited number of employees. This scheme closed to new entrants in 1997. The assets of the scheme are held separately from those of the Company, being invested with fund managers. The consolidated financial statements of Arval UK Group Limited for 31 December 2010 showed a net pension liability of £430,000 for this pension scheme.

No allocation of the assets or liabilities of this pension scheme has been made in these carve-out financial statements. The carve-out financial statements include £157,000 in respect of payroll related company contributions relating to AllStar personnel.

13	PARENT UNDERTAKING AND CONTROLLING PARTY

During the year the Business was operated by two wholly owned subsidiaries of Arval UK Group Limited, a company incorporated in England and Wales. The ultimate parent undertaking was BNP Paribas SA, a company incorporated in France.

As described in Note 1 on 1 September 2011 the Business held within Arval UK Limited was sold to Allstar Business Solutions Limited at market value determined by the directors. The purpose of this transaction was to consolidate the Business in one subsidiary, which would then operate autonomously with its own senior management team and support structures.

On 13 December 2011 the entire share capital of Allstar Business Solutions Limited was acquired by Fleetcor UK Acquisition Limited, a wholly owned subsidiary of Fleetcor Technologies, Inc. Fleetcor Technologies, Inc. is registered in Delaware, USA, and is traded on the New York Stock Exchange.

It is not deemed appropriate in these carve out financial statements to separately disclose transactions with related party undertakings.